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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MARCH 27, 2001
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                       (Date of earliest event reported)




                          INTERNATIONAL ABSORBENTS INC.
             (Exact name of Registrant as specified in its charter)


Province of British Columbia, Canada          0-15673               None
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  (State or other jurisdiction of        (Commission file       (IRS Employer
          incorporation)                      number)        Identification No.)


1569 Dempsey Road, North Vancouver, British Columbia, CANADA     V7K 1S8
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(Address of Principal Executive Office)                         (Zip Code)

Registrant's telephone number, including area code      (604) 683-3473
                                                     ---------------------------

                       not applicable
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(Former name or former address, if changed since last report)


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ITEM 5. REGISTRANT REPORT OF ANY OTHER EVENT WHICH IT DEEMS OF IMPORTANCE TO ITS
        SECURITY HOLDERS.

International Absorbents Inc. (the "Registrant") a British Columbia, Canada Corporation, held an Extraordinary General Meeting on December 20, 2000. The Shareholders approved the special resolution authorizing the Board of Directors the authority to enact a consolidation in accordance with the Proxy Statement filed with the SEC on November 17, 2000.

Pursuant to a Board of Directors Meeting held on March 23, 2001, the Directors of the Company approved a Resolution to effect an amendment to the British Columbia Company Act Memorandum of the Company by consolidating the presently issued and unissued common shares. Each four (4) shares of common stock ("old shares") would be consolidated in one (1) new share ("new share") of common stock. Thereafter increasing the authorized number of shares of common stock from 25,000,000 to 100,000,000. The Company will not issue fractional shares. Any fractional shares that are caused as a result of the consolidation will be rounded down to the nearest whole share. Any fractional shares will be cancelled and no compensation will be paid or payable to the shareholders. The consolidation will affect all shareholders alike. The relative rights, preferences and qualifications of the new shares will be identical to the old shares. Upon the effectiveness of the consolidation of the purchase or conversion price and number of shares to be acquired pursuant to each option, warrants or convertible instrument outstanding will be adjusted proportionately.

The Company has set the record date as April 9, 2001 to effect the exchange of shares.

The Company's transfer agent is:

                Pacific Corporate Trust
                625 Howe Street, 10th Floor
                Vancouver, British Columbia, Canada
                V6C 3B8
                Tel:  (604) 689-9853   Fax: (604) 689-8144


(C)      EXHIBITS

20.1 Letter to Shareholders dated April 9, 2001, mailed to the security holders on April 9, 2001.

20.2 Letter of Transmittal to Security Holders mailed to the security holders on April 9, 2001.

99.1     News Release of the Registrant dated April 4, 2001.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         INTERNATIONAL ABSORBENTS INC.


Date     March 28, 2001                           /s/ Gordon Ellis
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                                        Gordon L. Ellis, Chairman of the Board

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